Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Disclosure of contingent liabilities [abstract]
Commitments and contingencies

37. Commitments and contingencies

Commitments, guarantees and contingent liabilities can be described as follows:

	At December 31,	At December 31,
	2025	2024
	(EUR thousand)
Guarantees	107,326	112,614
Total Guarantees	107,326	112,614

The guarantees reported above are measured at nominal value. They represent the potential (maximum) future cash outflow the group may be required to incur if it fails to fulfill its obligations as described below.

At December 31, 2025 the main commitments and risks assumed by the Stevanato Group are as follows:

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Suretyship issued in favor of Nordea Bank for EUR 1,339 thousand (EUR 1,340 thousand in 2024) on behalf of Stevanato Group Denmark A/S;
-
Letter of comfort in favor of Unicredit AG for EUR 15,000 thousand (EUR 15,000 thousand in 2024) on behalf of the company Balda Medical Gmbh.

The guarantees provided by credit institutions and insurance companies on behalf of Group companies in favor of third parties amounted to EUR 60,368 thousand (EUR 67,476 thousand in 2024) and mainly comprised advance payment and performance bonds issued in favor of clients in the Engineering segment.

Other residual guarantees with individually low value amounts, amounted in aggregate to EUR 30,619 thousand (EUR 28,798 in 2024) and mainly related to mandatory bonds for VAT reimbursements issued by Stevanato Group S.p.A., on behalf of Italian subsidiaries, in favor of Italian Tax Authority.

From time to time, in the ordinary course of business, the Group enters into various arrangements with key third party suppliers. A limited number of these arrangements contain unconditional purchase obligations to purchase a fixed or minimum quantity of goods with fixed and determinable price provisions. At December 31, 2025, the Group was substantially in compliance with such contract obligations, and no material impacts on the financial statements were identified.